Exhibit 10.20




THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS TRANSFERABLE ONLY UPON THE CONDITIONS SPECIFIED HEREIN.



                                 PROMISSORY NOTE

$50,000.00                       March  28,  2006
----------                       ----------------

     FOR VALUE RECEIVED, the undersigned, Pediatric Prosthetics, Inc. ("Maker"), hereby promises to pay to the order of PETER KERTES AND RENEE KERTES JOINT AND
                                         ---------------------------------------
SEVERALLY ("Payee"), at 16400 NE 31 AVE, N MIAMI BEACH, FL, the principal sum of
---------               ----------------------------------
FIFTY THOUSAND and no/100 Dollars ($50,000.00), in lawful money in United States
--------------                      ---------
of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment, bearing interest and payable as provided herein.

     Interest on the unpaid balance of this Note shall accrue at a rate per annum equal to 12%; provided, however, that such interest shall not exceed the Maximum Rate as hereinafter defined. All past-due principal and interest shall bear interest at the maximum rate permitted by applicable law. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The principal amount and accrued interest of this Note shall be due and payable on September 29, 2006. The Note may be renewed for additional thirty day periods at the option of the holder. INTEREST PAYMENTS WILL BE MADE QUARTERLY.
                                       -----------------------------------------

     This Note may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.

     If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

     This Note shall be binding upon and inure to the benefit of the Payee named herein and Payee's respective successors and assigns. Each holder of this Note, by accepting the same, agrees to and shall be bound by all of the provisions of this Note. Payee may assign this Note or any of its rights, interests or obligations to this Note without the prior written approval of Maker.

     The indebtedness evidenced by this Note is unsecured and subordinate and junior in right of payment to the prior payment in full of all senior indebtedness (however defined in any debt instrument).

     No provision of this Note shall alter or impair the obligation of Maker to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     Notwithstanding anything to the contrary in this Note or any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction, shall under no circumstances exceed the Maximum Rate. In the event the maturity of this Note is accelerated by reason of an Event of Default under this Note, other agreement entered into in connection herewith or therewith, by voluntary prepayment by Maker or otherwise, then earned interest may never include more than the Maximum Rate, computed from the dates of each advance of the loan proceeds outstanding until payment. If from any circumstance any holder of this Note shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, the amount, if any, which would exceed the Maximum Rate shall be applied to the reduction of the principal amount owing on this Note, and not to the payment of interest; or if such excessive interest exceeds the unpaid balance of principal hereof, the amount of such excessive interest that exceeds the unpaid balance of principal hereof shall be refunded to Maker. In determining whether or not the interest paid or payable exceeds the Maximum Rate, to the extent permitted by applicable law (i) any nonprincipal payment shall be characterized as an expense, fee or premium rather than as interest; and (ii) all interest at any time contracted for, charged, received or preserved in connection herewith shall be amortized, prorated, allocated and spread in equal parts during the period of the full stated term of this Note. The term "Maximum Rate" shall mean the maximum rate of interest allowed by applicable federal or state law.

     Except as provided herein, Maker and any sureties, guarantors and endorsers of this Note jointly and severally waive demand, presentment, notice of nonpayment or dishonor, notice of intent to accelerate, notice of acceleration, diligence in collecting, grace, notice and protest, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder. If any efforts are made to collect or enforce this Note or any installment due hereunder, the undersigned agrees to pay all collection costs and fees, including reasonable attorney's fees.

     This Note shall be construed and enforced under and in accordance with the laws of the State of Texas.

     IN WITNESS WHEREOF, Maker has duly executed this Note as of the day and year first above written.

                               PEDIATRIC  PROSTHETICS,  INC.

                               By:/s/ Kenneth W. Bean
                                  ----------------------------

                               Its:VICE  PRESIDENT  OPERATIONS
                                   ---------------------------

                               Printed  Name:KENNETH  W.  BEAN
                                             -----------------

                          Pediatric Prosthetics, Inc.



                                 March 28, 2006

Mr. Peter Kertes, and Renee Kertes
16400 NE 31 Avenue
North Miami Beach, FL 33160

dear sir:

Please accept this letter as a commitment from Pediatric Prosthetics Inc., to repay your group's loan of $50,000 to Pediatric Prosthetics Inc.(The Company), by means of a conversion to restricted common shares of the company's stock. The conversion rate is to be $.035 (three and one/half cents') per restricted common share.

The conversion to restricted stock, shall be executed immediately after clearing comments and acceptance of our 10SB by the SEC.

The conversion of $50,000 will require delivery to you of 1,428,571 shares of restricted common stock, (one million four hundred twenty eight thousand five hundred and seventy one shares).

As soon as you receive notice of the Company's desire to convert the debt to equity, we will mutually agree upon the terms of the warrants that will be issued to your group simultaneously with the conversion. We agree to that the Company will in addition issue 1,428,571 warrants to your group, convertible at your discretion into l,428,571 restricted shares of common stock no later than 24 months after issuance, at the price of $.045 (four and one/half cents) per share.

We will move to begin our SB2 registration immediately upon successfully concluding acceptance of our SB 10
Best regards




/s/ Kenneth W. Bean
------------------------
Kenneth W. Bean
VP Operations
Director

           12926 Willowchase * Houston, TX 77070 * Phone: 281-897-11O8
                           Toll Free: 1-866-582-0966

                           PEDIATRIC PROSTHETICS, INC.

                                WARRANT AGREEMENT
                                -----------------

                                                      Date:    February 6, 2007


To  Whom  It  May  Concern:

PEDIATRIC PROSTHETICS, INC. (the "Company"), for value received, hereby agrees to issue common stock purchase warrants entitling PETER AND RENEE KERTES ("Holder") and their assigns to purchase an aggregate of 1,428,571 shares of the Company's common stock ("Common Stock"). Such warrant is evidenced by a warrant certificate in the form attached hereto as Schedule 1 (such instrument being hereinafter referred to as a "Warrant," and such Warrant and all instruments hereafter issued in replacement, substitution, combination or subdivision thereof being hereinafter collectively referred to as the "Warrant"). The Warrant is issued to Holder in connection with Holder's loan to the Company of $50,000. The number of shares of Common Stock purchasable upon exercise of the Warrant is subject to adjustment as provided in Section 5 below. The Warrant will be exercisable by the Warrant Holder (as defined below) as to all or any lesser number of shares of Common Stock covered thereby, at an initial purchase price of US $0.045 per share (the "Purchase Price"), subject to adjustment as provided in Section 5 below, for the exercise period defined in Section 3(a) below. The term "Warrant Holder" refers to the person whose name appears on the signature page of this agreement and any transferee or transferees of any of them permitted by Section 2(a) below. This Warrant evidences the original grant of the Warrant to the Holder pursuant to a letter agreement to the Holder dated March 28, 2006, and as such, the "Effective Date" of this Warrant is March 28, 2006.

     1.   REPRESENTATIONS  AND  WARRANTIES.
          --------------------------------

          The  Company  represents  and  warrants  to  you  as  follows:

          (a)  CORPORATE  AND  OTHER  ACTION.  The  Company  has  all  requisite
               -----------------------------
               power and authority (corporate and other), and has taken all necessary corporate action, to authorize, execute, deliver and perform this Warrant Agreement, to execute, issue, sell and deliver the Warrant and a certificate or certificates evidencing the Warrant, to authorize and reserve for issue and, upon payment from time to time of the Purchase Price, to issue, sell and deliver, the shares of the Common Stock issuable upon exercise of the Warrant ("Shares"), and to perform all of its obligations under this Warrant Agreement and the Warrant. The Shares, when issued in accordance with this Warrant Agreement, will be duly authorized and validly issued and outstanding, fully paid and nonassessable and free of all liens, claims, encumbrances and preemptive rights. This Warrant Agreement and, when issued, each Warrant issued pursuant hereto, has been or will be duly executed and delivered by the Company and is or will be a legal, valid and binding agreement of the Company, enforceable in accordance with its terms. No authorization, approval, consent or other order of any governmental entity, regulatory authority or other third party is required for such authorization, execution, delivery, performance, issue or sale.

          (b)  NO VIOLATION.  The  execution  and  delivery  of  this  Warrant
               ------------
               Agreement, the consummation of the transactions herein contemplated and the compliance with the terms and provisions of this Warrant Agreement and of the Warrant will not conflict with, or result in a breach of, or constitute a default or an event permitting acceleration under, any statute, the Articles of Incorporation or Bylaws of the Company or any indenture, mortgage, deed of trust, note, bank loan, credit agreement, franchise, license, lease, permit, or any other agreement, understanding, instrument, judgment, decree, order, statute, rule or regulation to which the Company is a party or by which it is bound.

     2.   TRANSFER.
          --------

          (a)  TRANSFERABILITY  OF  WARRANT.  You  agree  that  the  Warrant  is
               ----------------------------
               being acquired as an investment and not with a view to distribution thereof and that the Warrant may not be transferred, sold, assigned or hypothecated except as provided herein. You further acknowledge that the Warrant may not be transferred, sold, assigned or hypothecated unless pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended (the "Act"), setting forth the terms of such offering and other pertinent data with respect thereto, or unless you have provided the Company with an acceptable opinion from acceptable counsel that such registration is not required. Certificates representing the Warrant shall bear an appropriate legend. Notwithstanding the foregoing, any request to transfer the Warrant must be accompanied by the Form of Assignment and Transfer attached hereto as Schedule 2 executed by the Warrant Holder.

          (b)  REGISTRATION  OF  SHARES.  You  agree  not  to  make  any sale or
               ------------------------
               other disposition of the Shares except pursuant to a registration statement which has become effective under the Act, setting forth the terms of such offering, the underwriting discount and commissions and any other pertinent data with respect thereto, unless you have provided the Company with an acceptable opinion of counsel acceptable to the Company that such registration is not required. Certificates representing the Shares, which are not registered as provided in this Section 2, shall bear an appropriate legend and be subject to a "stop-transfer" order.

     3.   EXERCISE  OF  WARRANT,  PARTIAL  EXERCISE.
          -----------------------------------------

          (a)  EXERCISE  PERIOD.  The  Warrants  granted  to  Holder  in  this
               ----------------
               Warrant shall expire and all rights hereunder shall be extinguished on May 22, 2008.

          (b)  EXERCISE  IN  FULL.  Subject  to  Section  3(a), a Warrant may be
               ------------------
               exercised in full by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as
               Schedule 3 executed by such Warrant Holder, to the Company, accompanied by payment as determined by 3(d) below, in the amount obtained by multiplying the number of Shares represented by the respective Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below).

          (c)  PARTIAL  EXERCISE.  Subject  to  Section  3(a),  each Warrant may
               -----------------
               be exercised in part by the Warrant Holder by surrender of the Warrant, with the Form of Subscription attached hereto as
               Schedule 3 at the end thereof duly executed by such Warrant Holder, in the manner and at the place provided in Section 3(b) above, accompanied by payment as determined by 3(d) below, in amount obtained by multiplying the number of Shares designated by the Warrant Holder in the Form of Subscription attached hereto as
               Schedule 3 to the Warrant by the Purchase Price per share (after giving effect to any adjustments as provided in Section 5 below). Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor, in the name of the Warrant Holder subject to Section 2(a), calling in the aggregate for the purchase of the number of Shares equal to the number of such Shares called for on the face of the respective Warrant (after giving effect to any adjustment herein as provided in Section 5 below) minus the number of such Shares designated by the Warrant Holder in the aforementioned form of subscription.

          (d)  PAYMENT  OF  PURCHASE  PRICE.  The  Purchase Price may be made by
               ----------------------------
               any of the following or a combination thereof, at the election of the Warrant Holder:

               (i)  in cash;
               (ii) by wire  transfer;  or
               (iii) by certified  or  cashier's  check,  or  money  order.

     4.   DELIVERY  OF  STOCK  CERTIFICATES  ON  EXERCISE.
          -----------------------------------------------

          Any exercise of the Warrant pursuant to Section 3 shall be deemed to have been effected immediately prior to the close of business on the date on which the Warrant together with the Form of Subscription and the payment for the aggregate Purchase Price shall have been received by the Company. At such time, the person or persons in whose name or names any certificate or certificates representing the Shares or Other Securities (as defined below) shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares or Other Securities so purchased. As soon as practicable after the exercise of any Warrant in full or in part, and in any event within Ten (10) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of, and delivered to the purchasing Warrant Holder, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock or Other Securities to which such Warrant Holder shall be entitled upon such exercise, plus in lieu of any fractional share to which such Warrant Holder would otherwise be entitled, cash in an amount determined pursuant to Section 6(e). The term "Other Securities" refers to any stock (other than Common Stock), other securities or assets (including cash) of the Company or any other person (corporate or otherwise) which the Warrant Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 below or otherwise.

     5.   ADJUSTMENT  OF  PURCHASE  PRICE  AND  NUMBER  OF  SHARES  PURCHASABLE.
          ---------------------------------------------------------------------

          The Purchase Price and the number of Shares are subject to adjustment from time to time as set forth in this Section 5.

          (a) In case the Company shall at any time after the date of this Warrant Agreement (i) declare a dividend on the Common Stock in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of Common Stock, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each case the Purchase Price, and the number and kind of Shares receivable upon exercise, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of Shares which, if such Warrant had been exercised immediately prior to such record date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) No adjustment in the Purchase Price shall be required if such adjustment is less than US $0.01; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
               Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

          (c) Upon each adjustment of the Purchase Price as a result of the calculations made in subsection (a) of this Section 5, the Warrant outstanding prior to the making of the adjustment in the Purchase Price shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Shares (calculated to the nearest thousandth) obtained by (i) multiplying the number of Shares purchasable upon exercise of the Warrant immediately prior to adjustment of the number of Shares by the Purchase Price in effect prior to adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     6.   FURTHER  COVENANTS  OF  THE  COMPANY.
          ------------------------------------

          (a)  DILUTION  OR  IMPAIRMENTS.  The  Company  will  not, by amendment
               -------------------------
               of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger or dissolution, avoid or seek to avoid the observance or performance of any of the terms of the Warrant or of this Warrant Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company:

               (i) shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrant and shall take all necessary actions to ensure that the par value per share, if any, of the Common Stock (or Other Securities) is at all times equal to or less than the then effective Purchase Price per share; and

               (ii) will take  all  such  action  as  may  be  necessary  or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or Other Securities upon the exercise of the Warrant from time to time outstanding.

          (b)  TITLE TO  STOCK.  All  Shares  delivered  upon  the  exercise  of
               ---------------
               the Warrant shall be validly issued, fully paid and nonassessable; each Warrant Holder shall, upon such delivery, receive good and marketable title to the Shares, free and clear of all voting and other trust arrangements, liens, encumbrances, equities and claims whatsoever; and the Company shall have paid all taxes, if any, in respect of the issuance thereof.

          (c)  EXCHANGE  OF  WARRANT.  Subject  to  Section  2(a)  hereof,  upon
               ---------------------
               surrender for exchange of any Warrant to the Company, the Company at its expense will promptly issue and deliver to or upon the order of the holder thereof a new Warrant or like tenor, in the name of such holder or as such holder (upon payment by such Warrant holder of any applicable transfer taxes) may direct, calling in the aggregate for the purchase of the number of Shares called for on the face of the Warrant surrendered. The Warrant and all rights thereunder are transferable in whole or in part upon the books of the Company by the registered holder thereof, subject to the provisions of Section 2(a), in person or by duly authorized attorney, upon surrender of the Warrant, duly endorsed, at the principal office of the Company.

          (d)  REPLACEMENT  OF  WARRANT.  Upon  receipt  of  evidence reasonably
               ------------------------
               satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the Warrant Holder, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          (e)  FRACTIONAL  SHARES.  No  fractional  Shares  are  to  be  issued
               ------------------
               upon the exercise of any Warrant, but the Company shall round any fraction of a share to the nearest whole Share.

     7.   OTHER  WARRANT  HOLDERS:  HOLDERS  OF  SHARES.
          ---------------------------------------------

          The Warrant is issued upon the following terms, to all of which each Warrant Holder by the taking thereof consents and agrees: (a) any person who shall become a transferee, within the limitations on transfer imposed by Section 2(a) hereof, of a Warrant properly endorsed shall take such Warrant subject to the provisions of Section 2(a) hereof and thereupon shall be authorized to represent himself, herself or itself as absolute owner thereof and, subject to the restrictions contained in this Warrant Agreement, shall be empowered to transfer absolute title by endorsement and delivery thereof to a permitted bona fide purchaser for value; (b) any person who shall become a holder or owner of Shares shall take such shares subject to the provisions of Section 2(b) hereof; (c) each prior taker or owner waives and renounces all of his equities or rights in such Warrant in favor of each such permitted bona fide purchaser, and each such permitted bona fide purchaser shall acquire absolute title thereto and to all rights presented thereby; and (d) until such time as the respective Warrant is transferred on the books of the Company, the Company may treat the registered holder thereof as the absolute owner thereof for all purposes, notwithstanding any notice to the contrary.

     8.   MISCELLANEOUS.
          -------------

          All notices, certificates and other communications from or at the request of the Company to any Warrant Holder shall be mailed by first class, registered or certified mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Warrant Holder, or, until an address is so furnished, to the address of the last holder of such Warrant who has so furnished an address to the Company, except as otherwise provided herein. This Warrant Agreement and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Texas. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof. This Warrant Agreement, together with the forms of instruments annexed hereto as schedules, constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. For purposes of this Warrant Agreement, a faxed signature shall constitute an original signature.


IN WITNESS WHEREOF, the Company has caused this Warrant Agreement to be executed on this 18th day of December 2006, in Houston, Texas, by its proper corporate officers, thereunto duly authorized.

                       PEDIATRIC  PROSTHETICS,  INC.
                       -----------------------------


                       By: /s/ Kenneth W. Bean
                         ---------------------------
                         Kenneth  W.  Bean,
                         Vice  President

                                                                      SCHEDULE 1

                                     WARRANT
                                     -------

THIS  WARRANT  AND  THE  SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN
REGISTERED UNDER: (A) THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN SECTIONS 3 AND 4 OF SUCH ACT AND REGULATION S PROMULGATED THEREUNDER; OR (B) ANY STATE SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THIS WARRANT MUST BE ACQUIRED FOR INVESTMENT ONLY FOR THE ACCOUNT OF THE INVESTOR, AND NEITHER THE WARRANT NOR THE UNDERLYING STOCK MAY BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF REGULATION S AND OTHER LAWS OR PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


                                                    To Purchase 1,428,571 Shares
                                                                 of Common Stock

                           PEDIATRIC PROSTHETICS, INC.


This certifies that, for value received, the hereafter named registered owner is entitled, subject to the terms and conditions of this Warrant, until the expiration date, to purchase the number of shares (the "Shares") set forth above of the common stock ("Common Stock"), of PEDIATRIC PROSTHETICS, INC. (the "Company") from the Company at the purchase price per share hereafter set forth below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Company) for each Share purchased. This Warrant is subject to the terms of the Warrant Agreement between the parties thereto dated as of December 18, 2006, with an Effective Date of March 28, 2006, the terms of which are hereby incorporated herein. Reference is hereby made to such Warrant Agreement for a further statement of the rights of the holder of this Warrant, including, but not limited to the expiration dates of this Warrant as described in Section 3 of the Warrant Agreement.

Registered  Owner:  Peter  and  Renee  Kertes      Date:       February 6,  2007
                    -------------------------                -------------------

Purchase  Price
  Per  Share:          US  $0.045

Expiration  Date:     Subject  to Section 3(a) of the Warrant Agreement, May 22,
2008,  5:00  p.m.  Central  Standard  Time.

     WITNESS  the  signature  of  the  Company's  authorized  officer:

                           PEDIATRIC  PROSTHETICS,  INC.
                           -----------------------------



                           By: /s/ Kenneth W. Bean
                             -----------------------------------
                             Kenneth  W.  Bean,  Vice  President

                                                                      SCHEDULE 2

                         FORM OF ASSIGNMENT AND TRANSFER
                         -------------------------------


For value received, the undersigned hereby sells, assigns and transfers unto __________________________________ the right represented by the enclosed Warrant to purchase _________________ shares of Common Stock of PEDIATRIC PROSTHETICS, INC. to which the enclosed Warrant relates, and appoints Attorney to transfer such right on the books of PEDIATRIC PROSTHETICS, INC. with full power of substitution in the premises.

The undersigned represents and warrants that the transfer of the enclosed Warrant is permitted by the terms of the Warrant Agreement pursuant to which the enclosed Warrant has been issued, and the transferee hereof, by his, her or its acceptance of this Agreement, represents and warrants that he, she or it is familiar with the terms of said Warrant Agreement and agrees to be bound by the terms thereof with the same force and effect as if a signatory thereto.

Dated:
      ------------

                         -------------------------------------------------------
                         (Signature must conform in all respects to name of holder as specified on the face of the enclosed Warrant)


                         -------------------------------------------------------
                         (Address)

Signed  in  the  presence  of:


-----------------------------------------

SCHEDULE  3

                              FORM OF SUBSCRIPTION
                              --------------------
              (To  be  signed  only  upon  exercise  of  Warrant)


To  PEDIATRIC  PROSTHETICS,  INC.:

The undersigned, the holder of the enclosed Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase
thereunder,               *  shares  of  Common  Stock of PEDIATRIC PROSTHETICS,
INC. and herewith makes payment of US $_______________ therefore, and requests that the certificate or certificates for such shares be issued in the name of and delivered to the undersigned.

The undersigned hereby certifies that the undersigned is not a U.S. person and the warrant is not being exercised on behalf of a U.S. person, or, if applicable, the undersigned has attached an opinion of counsel to the effect that the warrant and the securities to be delivered upon exercise thereof have been registered under the Securities Act of 1933, as amended or are exempt from registration thereunder.

Dated:
      ---------------

                              --------------------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the enclosed Warrant)


                              --------------------------------------------------
                              (Address)











--------------------------------

(*) Insert here the number of shares called for on the face of the Warrant or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised, in either case without making any adjustment for additional Common Stock or any other stock or other securities or property which, pursuant to the adjustment provisions of the Warrant Agreement pursuant to which the Warrant was granted, may be delivered upon exercise.